Filed under Rule 497(e)
Registration No. 333-08653

Seasons Series Trust

the (“Trust” or “SST”)

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed Moderate Growth Portfolio

SA T. Rowe Price Growth Stock Portfolio

(each, a “Portfolio,” and together, the “Portfolios”)

Supplement dated May 8, 2025, to each Portfolio’s

Prospectus and Statement of Additional Information (“SAI”),

each dated July 29, 2024, as supplemented and amended to date

Effective April 28, 2025, each Portfolio (each, a “Target Portfolio”) reorganized into another series of the Trust or into a series of SunAmerica Series Trust (“SAST”) (each, an “Acquiring Portfolio”) as described below. Accordingly, each Portfolio is no longer offered. All references to each Portfolio in the Prospectus and SAI are hereby deleted.

Target Portfolio	Acquiring Portfolio
SA Multi-Managed Growth Portfolio	SA Allocation Aggressive Portfolio, a series of SST
SA Multi-Managed Income Portfolio	SA Allocation Balanced Portfolio, a series of SST
SA Multi-Managed Income/Equity Portfolio	SA Allocation Moderate Portfolio, a series of SST
SA Multi-Managed Moderate Growth Portfolio	SA Allocation Moderately Aggressive Portfolio, a series of SST
SA T. Rowe Price Growth Stock Portfolio	SA MFS Large Cap Growth Portfolio, a series of SAST

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SC4559IN6.3 (5/25)